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                                                                Exhibit 23.0



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report dated April 11, 1995, included in this Form 10-K, into Microcom, Inc.'s previously filed Registration Statements on Form S-8 (File Nos. 33-16833, 33-18426, 33-29279, 33-29771, 33-37284, 33-40893, 33-63454, 33-71588, 33-84572
and 33-59939).



                                        ARTHUR ANDERSEN LLP




Boston, Massachusetts
June 28, 1995